SEMIANNUAL REPORT, September 30, 2002

FBR AMERICAN GAS INDEX FUND, INC.

4922 Fairmont Avenue, Bethesda, Maryland 20814

800.622.1386            301.657.1500

Dear Fellow Shareholder:	November 8, 2002

For the six-month period ended September 30, 2002, the FBR American Gas Index Fund (the “Fund”)1 returned -31.64%. During the same six-month period, the Fund’s benchmarks, the American Gas Association Stock Index2, the Dow Jones Utility Index3 and the S&P 500 Index4 returned -29.43%, -27.97% and -28.94% respectively. The table below illustrates the Fund’s performance compared to its appropriate benchmarks for the first six months of the 2003 fiscal year.

				Average Annual Total Returns as of 09/30/02
	Overall Rating[5]	6 Months 03/31/02- 09/30/02
			Q3’ 02	1-Yr	5-Yr	10-Yrs	Since Inception
FBR American Gas Index Fund[1]	«««««	-31.64%	-21.06%	-26.18%	1.66%	7.15%	7.21%
AGA Stock Index[2]		-29.43%	-19.66%	-23.47%	4.36%	7.81%	7.89%
Dow Jones Utility Index[3]		-27.97%	-20.43%	-25.51%	1.79%	4.73%	6.25%
S&P 500[4]		-28.94%	-17.28%	-20.38%	-1.62%	8.99%	9.07%

TOTAL RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal will fluctuate so that investors’ shares when redeemed may be worth more or less than their original value.
Over the last six months the following portfolio additions occurred corresponding to changes in the Fund’s benchmark, the American Gas Association Stock Index:

Company	Ticker	Description	% of Net Assets
Pepco Holdings, Inc.	POM	An energy holding company with operations in Delaware, the District of Columbia, Maryland, New Jersey and Virginia	0.20%
Ameren Corp.	AEE	A public utility holding company that is the largest electric utility in the State of Missouri and supplies electric and gas service in Missouri and Illinois	0.53%
Puget Energy, Inc.	PSD	An energy services holding company that operates in Washington State	1.04%

[1]
By employing a statistical approach that concentrates all investments in a single industry, the Fund is subject to those risks associated with the natural gas distribution and transmission industry. The gas industry is sensitive to increased interest rates because of the capital-intensive nature of the industry. Typically, a significant portion of the financing of the gas industry’s assets is obtained through debt. As interest rates increase, such debt scheduled to be refinanced would be acquired at higher rates thereby adversely affecting earnings.

[2]
American Gas Stock Index is a market-capitalization-weighted index adjusted monthly for the percentage of gas assets of the 70 member companies of the American Gas Association. No company may account for greater than 5% of the Index.

[3]	Dow Jones Utility Index is a price weighted average of 15 utility companies listed on the New York Stock Exchange and involved in the production of electrical energy.
[4]
The S&P 500 is a capitalization-weighted index of 500 stocks. The index is designed to represent the broad domestic economy through changes in aggregate market value of the 500 stocks representing all major industries.

[5]
For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics. The FBR American Gas Index Fund received five stars for the three-year, four stars for the five-year and five stars for the ten-year periods and was rated among 83, 77 and 21 U.S. domiciled specialty utility funds, respectively. ©2002 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

When we last communicated with you in March of this year, mild weather, Enron related fall-out and a slowing economy exerted a tight grip of negative sentiment on the entire utilities sector. Those factors continued to influence the Fund’s investments in the first six months of the Fund’s fiscal year. In addition, as companies reviewed their business strategies and internal controls post Enron, many irregularities were uncovered which resulted in a series of negative press releases, downward earnings revisions and dividend reductions. As you can see by the table of laggards presented below, many of the industry’s most recognized names were off more than 50% for the reporting period. With all of the above occurring, investors remained nervous about an industry once considered a safe haven during turbulent times.
Top Five Gainers

Six Months Ended September 30, 2002
	Price Change	% of Net Assets
UGI Corp./UGI	15.99%	0.63%
New Jersey Resources Corp./NJR	8.80%	1.93%
Northwest Natural Gas Co./NWN	4.82%	1.79%
South Jersey Industries, Inc./SJR	3.52%	0.85%
The Laclede Group, Inc./LG	0.00%	1.09%

Bottom Five Laggards

Six Months Ended September 30, 2002
	Price Change	% of Net Assets
CMS Energy Corp./CMS	-64.38%	1.01%
Allegheny Energy, Inc./AYE	-68.32%	0.13%
El Paso Corp./EP	-82.22%	3.47%
Aquila, Inc./ILA	-83.48%	0.52%
The Williams Cos., Inc/WMB	-90.41%	0.51%

In our opinion, the old story of the tortoise and the hare best describes what the utilities sector has recently endured. The staid ole friendly utility (the tortoise) once delivered electricity and natural gas in a regulated environment, and provided a steady and stable dividend and was about as exciting as watching grass grow. Then along came Enron (the hare) with their “Out of the Box” thinking on how to grow earnings quickly with deregulated subsidiaries, energy trading, round trip trades and power plants around the world. The hare’s stock price zoomed far ahead of the tortoise’s stock price. With the hare’s approach appearing so successful, many other companies in the sector adopted similar business strategies. For a while, the hare seemed to be winning the race and investor favor. But when Enron filed bankruptcy, the hare hit the proverbial wall and stopped running. Companies quickly realized that they needed to go back to basic services, simplify their business model and stick with what they know and execute best, the regulated utility business. And as in the original story, the tortoise ultimately won the race.

As fellow investors in the fund, we are still optimistic that this is an industry group that we want to own in our investment portfolios. We believe the passive management style of this fund provides a well-diversified low cost representation of the utility sector. The Fund’s investments provide a product, electricity and natural gas, which is in constant demand, environmentally friendly and readily available within North America. We believe that the review and improvement going on with regards to corporate governance is a positive thing for the utility industry. And finally, we do believe the economy will improve and the weather will return to its normal historical patterns. As always we appreciate your continued support and your patience while we wait for the turnaround.

For more complete information about the FBR American Gas Index Fund, including fees and expenses and a copy of a free prospectus, please call 1.888.888.0025 or visit us on line at www.fbr.com/funds/. Investing in the Fund involves certain risks that are fully discussed in the prospectus, please read the prospectus carefully before you invest or send money.

Sincerely,

David H. Ellison	Winsor H. “Skip” Aylesworth
President	Vice President and Treasurer

Annualized Total Returns*
For the Periods Ended September 30, 2002	American Gas Index Fund, Inc.(1)	Dow Jones Utility Index(1)(2)
One Year	(26.18)%	(25.51)%
Five Year	1.66	1.79
Ten Year	7.15	4.73

TOTAL RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Returns shown assume reinvestment of distributions.

*	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(1)
The graph assumes a hypothetical $10,000 initial investment in the Fund and reflects all Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the indices are unmanaged, do not incur sales charges or expenses and are not available for investment.

(2)	Dow Jones Utility Index is a price weighted average of 15 utility companies listed on the New York Stock Exchange and involved in the production of electrical energy.

The FBR American Gas Index Fund, Inc.

STATEMENT OF NET ASSETS
September 30, 2002
(unaudited)

	Shares	Value (Note 1)	Percent of Net Assets
COMMON STOCKS
Duke Energy Corp.	366,000	$7,155,300	4.82%
Dominion Resources, Inc.	138,700	7,036,251	4.74
KeySpan Corp.	208,500	6,984,750	4.71
NiSource, Inc.	377,900	6,511,217	4.39
El Paso Corp.	622,350	5,146,834	3.47
Public Service Enterprise Group, Inc.	166,050	5,064,525	3.41
Consolidated Edison, Inc.	123,700	4,975,214	3.35
PG&E Corp.*	410,200	4,618,852	3.11
AGL Resources, Inc.	208,001	4,594,742	3.09
Piedmont Natural Gas Co., Inc.	121,500	4,309,605	2.91
NICOR, Inc.	150,566	4,245,961	2.86
WGL Holdings, Inc.	165,000	3,945,150	2.66
Peoples Energy Corp.	114,500	3,857,505	2.60
Exelon Corp.	71,900	3,415,250	2.30
Questar Corp.	147,000	3,357,480	2.26
DTE Energy Co.	82,100	3,341,470	2.25
Energy East Corp.	158,215	3,134,239	2.11
National Fuel Gas Co.	155,000	3,079,850	2.07
Vectren Corp.	134,500	2,959,000	2.00
New Jersey Resources Corp.	87,000	2,862,300	1.93
Equitable Resources, Inc.	82,650	2,855,558	1.93
Atmos Energy Corp.	132,049	2,839,054	1.91
Northwest Natural Gas Co.	90,300	2,651,208	1.79
Southwest Gas Corp.	116,000	2,581,000	1.74
Southern Union Co.*	199,360	2,252,768	1.52
TXU Corp.	53,800	2,243,998	1.51
Reliant Energy, Inc.	214,000	2,142,140	1.44
Wisconsin Energy Corp.	79,800	1,939,140	1.31
OGE Energy Corp.	107,100	1,806,777	1.22
ONEOK, Inc.	93,700	1,770,930	1.19
The Laclede Group, Inc.	69,600	1,621,680	1.09
Puget Energy, Inc.	75,400	1,538,914	1.04
CMS Energy Corp.	186,000	1,499,160	1.01
Cinergy Corp.	43,800	1,376,634	0.93
Energen Corp.	50,900	1,288,279	0.87
South Jersey Industries, Inc.	38,530	1,258,390	0.85
Constellation Energy Group, Inc.	50,100	1,241,979	0.84

The FBR American Gas Index Fund, Inc.

STATEMENT OF NET ASSETS (continued)
September 30, 2002
(unaudited)

	Shares	Value (Note 1)	Percent of Net Assets
COMMON STOCKS (continued)
MDU Resources Group, Inc.	52,800	$1,205,424	0.81%
Xcel Energy, Inc.	116,800	1,087,408	0.73
UGI Corp.	25,650	932,377	0.63
Cascade Natural Gas Corp.	43,000	847,100	0.57
NUI Corp.	38,760	837,216	0.56
Ameren Corp.	19,000	791,350	0.53
NSTAR	20,000	791,000	0.53
Aquila, Inc.	187,100	767,110	0.52
The Williams Companies, Inc.	336,800	761,168	0.51
TECO Energy, Inc.	45,400	720,952	0.49
Progress Energy, Inc.	17,000	694,790	0.47
Northeast Utilities	41,000	692,900	0.47
American Electric Power Co., Inc.	22,600	644,326	0.43
Alliant Energy Corp.	27,100	521,675	0.35
WPS Resources Corp.	14,480	513,171	0.35
CH Energy Group, Inc.	9,600	450,528	0.30
SEMCO Energy, Inc.	56,450	439,181	0.30
PNM Resources, Inc.	22,000	435,600	0.30
EnergySouth, Inc.	16,900	430,950	0.29
PPL Corp.	13,000	423,020	0.29
MGE Energy, Inc.	15,100	387,466	0.26
Avista Corp.	32,200	360,640	0.24
Pepco Holdings, Inc.	14,666	292,587	0.20
Citizens Communications Co.*	41,400	280,692	0.19
Southwestern Energy Co.*	22,600	271,200	0.18
Chesapeake Utilities Corp.	13,990	263,851	0.18
Entergy Corp.	6,000	249,600	0.17
Allegheny Energy, Inc.	14,950	195,845	0.13
Delta Natural Gas Co., Inc.	9,100	192,647	0.13
RGC Resources, Inc.	5,900	105,669	0.07
Sierra Pacific Resources	11,600	70,760	0.05
Energy West, Inc.	5,900	51,625	0.04
ALLETE, Inc.	1,400	30,240	0.02
Corning Natural Gas Corp.	1,170	12,870	0.01

Total Common Stocks (Cost $114,176,098)		140,256,042	94.53

The FBR American Gas Index Fund, Inc.

STATEMENT OF NET ASSETS (continued)
September 30, 2002
(unaudited)

	Value (Note 1)	Percent of Net Assets
REPURCHASE AGREEMENT
With Mizuho Securities, Inc. dated 9/30/02 at 1.8% to be repurchased at $7,787,385 on 10/1/02, collateralized by $7,945,475 in U.S. Treasury Notes, due 11/15/08 (Cost $7,787,000)	$7,787,000	5.25%

Total Investments (Cost $121,963,098)	148,043,042	99.78
Other Assets Less Liabilities	330,365	0.22

Net Assets	$148,373,407	100.00%

Net Asset Value Per Share (Based on 14,233,187 Shares Outstanding)	$10.42

Net Assets Consist of:
Paid-in Capital	$160,376,114
Net Investment Loss	(455)
Accumulated Undistributed Net Realized Loss on Investments	(38,082,196)
Net Unrealized Appreciation of Investments	26,079,944

Net Assets	$148,373,407

Income Tax Information:
At September 30, 2002, the cost of the investment securities for Federal income tax purposes was $121,963,098. Net unrealized appreciation was $26,079,944 of which $35,735,458 related to appreciated investment securities and $9,655,514 related to depreciated investment securities.

Other Information:
For the period ended September 30, 2002, purchases of securities, excluding short-term securities, were $55,242,561 and sales (including maturities) of securities were $49,519,593.

*Non-income	producing

See Notes to Financial Statements.

The FBR American Gas Index Fund, Inc.

STATEMENT OF OPERATIONS
For the Six Months Ended September 30, 2002
(unaudited)

Investment Income
Dividends	$3,862,718
Interest	100,787

Total Investment Income	3,963,505

Expenses
Investment Advisory Fee (Note 2)	376,409
Accounting and Administrative Service Fee (Note 2)	329,358
Administrative Fee (Note 2)	94,102

Total Expenses	799,869

Net Investment Income	3,163,636

Net Realized Loss on Investment Transactions	(26,531,275)
Change in Net Unrealized Appreciation of Investments	(47,120,925)

Net Loss on Investments	(73,652,200)

Net Decrease in Net Assets Resulting from Operations	$(70,488,564)

See Notes to Financial Statements.

The FBR American Gas Index Fund, Inc.

STATEMENT OF CHANGES IN NET ASSETS

	For the Six Months Ended September 30, 2002 (unaudited)	For the Year Ended March 31, 2002
Increase (Decrease) in Net Assets
Operations
Net Investment Income	$3,163,636	$6,896,126
Net Realized Loss on Investment Transactions	(26,531,275)	(9,941,904)
Change in Net Unrealized Appreciation of Investments	(47,120,925)	(15,050,467)

Net Decrease in Net Assets Resulting from Operations	(70,488,564)	(18,096,245)

Distributions to Shareholders
From Net Investment Income	(3,165,586)	(6,895,460)
From Net Realized Gain on Investments	—	(26,620,557)

Total Distributions to Shareholders	(3,165,586)	(33,516,017)

Share Transactions
Net Proceeds from Sales of Shares	25,594,978	88,412,715
Reinvestment of Distributions	2,966,145	31,143,022
Cost of Shares Redeemed	(31,214,903)	(112,766,515)

Net Increase (Decrease) in Net Assets Resulting from Share Transactions	(2,653,780)	6,789,222

Total Decrease in Net Assets	(76,307,930)	(44,823,040)
Net Assets—Beginning of Period	224,681,337	269,504,377

Net Assets—End of Period	$148,373,407	$224,681,337

Shares
Sold	1,883,833	5,125,506
Issued in Reinvestment of Distributions	250,862	2,126,310
Redeemed	(2,365,188)	(6,665,891)

Net Increase (Decrease) in Shares	(230,493)	585,925

See Notes to Financial Statements.

The FBR American Gas Index Fund, Inc.

FINANCIAL HIGHLIGHTS

	For the Six Months Ended September 30, 2002 (unaudited)		For the Years Ended March 31,
			2002	2001	2000	1999	1998
Per Share Operating Performance:
Net Asset Value—Beginning of Period	$ 15.53		$19.42	$16.93	$16.28	$18.59	$14.84

Income from Investment Operations:
Net Investment Income	0.22		0.49	0.52	0.52	0.51	0.47
Net Realized and Unrealized Gain (Loss) on Investments	(5.11)		(1.86)	5.00	2.07	(1.63)	3.87

Total from Investment Operations	(4.89)		(1.37)	5.52	2.59	(1.12)	4.34

Distributions to Shareholders:
From Net Investment Income	(0.22)		(0.49)	(0.52)	(0.52)	(0.51)	(0.47)
From Net Realized Gain	—		(2.03)	(2.51)	(1.42)	(0.68)	(0.12)

Total Distributions	(0.22)		(2.52)	(3.03)	(1.94)	(1.19)	(0.59)

Net Increase (Decrease) in Net Asset Value	(5.11)		(3.89)	2.49	0.65	(2.31)	3.75

Net Asset Value—End of Period	$ 10.42		$15.53	$19.42	$16.93	$16.28	$18.59

Total Investment Return	(31.64)%	A	(5.90)%	32.88%	17.18%	(6.35)%	29.62%
Ratios to Average Net Assets:
Expenses	0.85%	B	0.85%	0.85%	0.85%	0.85%	0.85%
Net Investment Income	3.38%	B	2.88%	2.77%	2.95%	2.84%	2.83%
Supplementary Data:
Portfolio Turnover Rate	28%		29%	38%	16%	10%	13%
Net Assets at End of Period (in thousands)	$148,373		$224,681	$269,504	$194,493	$200,317	$244,368
Number of Shares Outstanding at End of Period (in thousands)	14,233		14,464	13,878	11,488	12,306	13,148

A	Total Returns for periods less than one year are not annualized.
B	Annualized

See Notes to Financial Statements.

The FBR American Gas Index Fund, Inc.

NOTES TO FINANCIAL STATEMENTS
September 30, 2002
(unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

FBR American Gas Index Fund, Inc. (the “Fund”) is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as an open-end, diversified investment company. The Fund is authorized to issue 1,000,000,000 shares of $0.001 par value capital stock. The Fund invests primarily in the common stock of natural gas distribution and transmission companies. Since the Fund has a specialized focus, it carries more risk than a fund that invests more generally.

Security Valuation Securities listed on stock exchanges are valued at the last sales price of the applicable exchange. Over-the-Counter securities are valued at the last sales price. The value of assets for which quotations are not readily available, including restricted securities, are valued at fair value in good faith by the Board of Directors or at the direction of the Directors.

Investment Transactions Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-date. Realized gain and loss from security transactions are computed on an identified cost basis.

Repurchase Agreements In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

Distributions Net investment income is computed, and dividends are declared quarterly. Dividends are reinvested in additional shares unless shareholders request payment in cash. Capital gains, if any, are distributed annually.

Federal Income Taxes The Fund complies with the provisions of the Internal Revenue Code applicable to regulated investment companies and distributes substantially all net investment income to its shareholders. Therefore, no Federal income tax provision is required. At March 31, 2002, the Fund had a capital loss carry forward of $9,941,904, which expires on March 31, 2010.

Use of Estimates The financial statements have been prepared in conformity with accounting principals generally accepted within the United States of America which permit management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

The FBR American Gas Index Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (continued)

2. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment advisory and management services are provided by FBR Fund Advisers, Inc. (the “Adviser”). The Adviser is a wholly owned subsidiary of Friedman, Billings, Ramsey Group, Inc. (“FBR Group”). Under an agreement with the Adviser, the Fund pays a fee for such services at an annual rate of 0.40% of the average daily net assets of the Fund. Certain Officers and Directors of the Fund are affiliated with the Adviser.

FBR National Bank & Trust (“FBR National”), a subsidiary of FBR Group, provides transfer agency, dividend-disbursing and shareholder services to the Fund. In addition, FBR National serves as custodian of the Fund’s assets and pays the operating expenses of the Fund. For these services, FBR National receives an annual fee of 0.35% of the average daily net assets of the Fund.

The American Gas Association (“A.G.A.”) serves as administrator for the Fund. As administrator, A.G.A. is responsible for calculating and maintaining the Index and providing the Fund with information concerning the natural gas industry. For those services, the Fund pays a fee at an annual rate of 0.10% of the average daily net assets of the Fund.

3. BORROWING AGREEMENT

The Fund has an agreement with Custodial Trust Company to receive short-term borrowings to cover share redemptions. Borrowings pursuant to the credit facility are subject to interest at the overdraft Federal Funds rate. The credit facility may be drawn upon for temporary purposes and is subject to certain other customary restrictions. For each short-term borrowing the Fund pledges collateral. No borrowings were outstanding at September 30, 2002.

4. SUBSEQUENT EVENTS

In a meeting held October 31, 2002, the Board of Directors for the Fund approved a change in the fees paid to FBR National for administrative services detailed above (Note 2). Effective November 1, 2002, FBR National will receive 0.375% of the Fund’s average daily net assets for these services.

In the same meeting, the Adviser agreed to limit total operating expenses to the extent that such expenses exceed 0.85% of the Fund’s average daily net assets, effective November 1, 2002. As necessary, these limitations will be effected by waivers by the Adviser. The Fund will not pay the Adviser at a later time for any amounts it may waive.

FBR FUNDS
4922 FAIRMONT AVENUE
BETHESDA, MARYLAND 20814
800.622.1386
www.fbr.com/funds/

Investment Adviser
FBR FUND ADVISERS, INC.
1001 NINETEENTH STREET NORTH
ARLINGTON, VA 22209

Distributor
FBR INVESTMENT SERVICES, INC.
4922 FAIRMONT AVENUE
BETHESDA, MARYLAND 20814

Administrator, Custodian, and Transfer Agent
FBR NATIONAL BANK & TRUST
4922 FAIRMONT AVENUE
BETHESDA, MARYLAND 20814

Independent Public Accountants
TAIT, WELLER & BAKER
8 PENN CENTER PLAZA, SUITE 800
PHILADELPHIA, PA 19103
This report is not authorized
for distribution to prospective
investors unless it is preceded or
accompanied by a current prospectus.

FRIEDMAN BILLINGS RAMSEY

FBR American Gas Index Fund, Inc.

Semiannual Report
September 30, 2002